UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GANNETT CO., INC.
(Name of Registrant as Specified in Its Charter)

MNG ENTERPRISES, INC. MNG INVESTMENT HOLDINGS LLC STRATEGIC INVESTMENT OPPORTUNITIES LLC ALDEN GLOBAL CAPITAL LLC HEATH FREEMAN DANA NEEDLEMAN STEVEN ROSSI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2019 ANNUAL MEETING OF STOCKHOLDERS

OF

Gannett Co., Inc.

SUPPLEMENT DATED APRIL 25, 2019 TO PROXY STATEMENT OF MNG ENTERPRISES, INC. DATED APRIL 1, 2019

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

MNG Enterprises, Inc. (“MNG Enterprises”, “we”, “us” or “our”) beneficially owns 8,506,799 shares of common stock, par value $0.01 per share (the “Common Stock”), of Gannett Co., Inc., a Delaware corporation (“Gannett” or the “Company”), representing approximately 7.4% of the outstanding shares of Common Stock and making us one of Gannett’s largest stockholders.

We are furnishing this proxy statement supplement (this “Supplement”) and accompanying BLUE proxy card to Gannett’s stockholders in connection with the solicitation of proxies in connection with Gannett’s 2019 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”). The Annual Meeting is scheduled to be held on Thursday, May 16, 2019, at 8:30 a.m., local time at Gannett’s corporate headquarters, located at 7950 Jones Branch Drive, McLean, VA 22107.

We are seeking your support at the Annual Meeting for the following:

1.

To elect Heath Freeman, Dana Needleman and Steven Rossi (collectively, the “MNG Nominees”) as directors of Gannett, to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified, and grant authority to vote for Gannett’s nominees other than John E. Cody, Stephen W. Coll and Lawrence S. Kramer;

2.	To ratify the appointment of Ernst & Young LLP as Gannett’s independent registered public accounting firm for the 2019 fiscal year;
3.	To vote, on an advisory basis, on the compensation of Gannett’s named executive officers; and
4.	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

These proposals are more fully described in the definitive proxy statement filed by MNG Enterprises with the Securities and Exchange Commission (the “SEC”) on April 1, 2019 (our “Proxy Statement”). We are furnishing you this Supplement to provide an update with respect to certain information included in our Proxy Statement.

UPDATE TO SLATE OF MNG NOMINEES

On April 25, 2019, we submitted to Gannett an update and supplement to our Notice of Stockholder Nomination of Individuals for Election as Directors at the Annual Meeting to modify our slate of nominees for election to Gannett’s Board of Directors (the “Board”) at the Annual Meeting to reflect our withdrawal of Timothy Barton, R. Joseph Fuchs and Guy Gilmore as MNG Nominees. Heath Freeman, Dana Needleman and Steven Rossi continue to be MNG Nominees nominated for election to the Board at the Annual Meeting.

The MNG Nominees, if elected, would constitute a minority of the Board, and under the proxy rules, we may solicit proxies in support of the MNG Nominees and also seek authority to vote for all of Gannett’s nominees other than those Gannett nominees we specify. This gives stockholders the ability to vote for up to a full complement of eight director nominees by using the BLUE proxy card to vote for the MNG Nominees as well as Gannett’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder does not seek authority to vote and will not exercise authority to vote. The Board consists of eight directors. As discussed above, we have determined to nominate a slate of three Nominees, Heath Freeman, Dana Needleman and Steven Rossi. We are also seeking authority to vote for up to all of Gannett’s nominees other than John E. Cody, Stephen W. Coll and Lawrence S. Kramer. As a result, should you so authorize us on the BLUE proxy card, we would cast votes for the three MNG Nominees and for between none and five of Gannett’s nominees other than those Gannett nominees we specify. None of Gannett’s nominees for whom we seek authority to vote has agreed to serve with any of the MNG Nominees, if elected, and there is no assurance that any of Gannett’s nominees will serve as directors if any or all of the MNG Nominees are elected to the Board. The names, backgrounds and qualifications of Gannett’s nominees, and other information about them, can be found in Gannett’s definitive proxy statement.

For details regarding the qualifications of the MNG Nominees as well as our reasons for making this solicitation, please see our Proxy Statement, previously filed with the SEC and furnished to Gannett’s stockholders. If you need another copy of our Proxy Statement or this Supplement, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

This Supplement is dated April 25, 2019, and is first being furnished to stockholders of Gannett on or about April 25, 2019. This Supplement should be read in conjunction with our Proxy Statement.

We have updated the BLUE proxy card to reflect the updated slate of MNG Nominees and the discretionary authority being sought by MNG Enterprises to cast votes for certain of Gannett’s nominees, as described above. If you have already cast your vote for Heath Freeman, Dana Needleman and/or Steven Rossi on the previously circulated form of BLUE proxy card, your shares will be voted for such MNG Nominee(s) at the Annual Meeting. However, if you do not resubmit your vote on the BLUE proxy card accompanying this Supplement, your shares will not be voted for any Gannett nominee for which MNG Enterprises is seeking discretionary authority to vote. THEREFORE, EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO GANNETT OR VOTED ON THE PREVIOUSLY CIRCULATED FORM OF BLUE PROXY CARD, WE URGE YOU TO RESUBMIT YOUR VOTE ON THE BLUE PROXY CARD ACCOMPANYING THIS SUPPLEMENT.

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All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. If you return a valid proxy and no specification is made, the shares of Common Stock will be voted (i) “FOR ALL” of the MNG Nominees, (ii) to grant authority to vote for the persons who have been nominated by Gannett to serve as directors, other than John E. Cody, Stephen W. Coll and Lawrence S. Kramer, (iii) “FOR” the ratification of the appointment of Ernst & Young LLP as Gannett’s independent registered public accounting firm for the 2019 fiscal year, and (iv) “AGAINST” the advisory resolution to approve executive compensation. We are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement our Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE proxy card solicited by MNG Enterprises will vote such proxies in their discretion.

THIS SOLICITATION IS BEING MADE BY MNG ENTERPRISES AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF GANNETT.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE (I) “FOR” the election of the MNG Nominees and to grant authority to vote for Gannett’s nominees other than John E. Cody, Stephen W. Coll and Lawrence S. Kramer, (II) “FOR” the ratification of the appointment of Ernst & Young LLP as Gannett’s independent registered public accounting firm for the 2019 fiscal year and (III) “AGAINST” the advisory resolution to approve executive compensation.

IF YOU HAVE ALREADY SENT A white PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN this supplement and our PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE Annual Meeting BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE Annual Meeting OR BY VOTING IN PERSON AT THE Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting –
this Supplement, our Proxy Statement and our BLUE proxy card are available at

www.SaveGannett.com

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IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. MNG Enterprises urges you to sign, date, and return the enclosed BLUE proxy card today to vote “FOR” the election of the MNG Nominees and in accordance with MNG Enterprises’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to MNG Enterprises, c/o Okapi Partners LLC (“Okapi Partners”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from Gannett. Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for the MNG Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

Okapi Partners is assisting us with the solicitation of proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

(212) 297-0720 (Main)

Stockholders Call Toll-Free: (888) 785-6668

Email: info@okapipartners.com

www.SaveGannett.com

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BLUE PROXY CARD

GANNETT CO., INC.

2019 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF MNG ENTERPRISES, INC.

THE BOARD OF DIRECTORS OF GANNETT CO., INC. IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Heath Freeman, Andrew Freedman and Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Gannett Co., Inc., a Delaware corporation ("Gannett"), which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Stockholders of Gannett scheduled to be held on Thursday, May 16, 2019, at 8:30 am, local time, at Gannett's corporate headquarters, located at 7950 Branch Drive, McLean VA 22107 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of Gannett held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by MNG Enterprises, Inc. ("MNG").

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Please mark vote as in this example: ☒

MNG STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR ALL" THE MNG NOMINEES LISTED BELOW IN PROPOSAL 1. MNG ALSO RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2. MNG MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1. MNG's proposal to elect Heath Freeman, Dana Needleman and Steven Rossi as directors of Gannett.

MNG Nominees:
Heath Freeman
Dana Needleman
Steven Rossi

FOR ALL MNG NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL MNG NOMINEES	FOR ALL MNG NOMINEES EXCEPT
☐	☐	☐

MNG does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under Gannett's organizational documents and applicable law. In addition, MNG has reserved the right to nominate substitute person(s) if Gannett makes or announces any changes to Gannett's organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under Gannett's organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

MNG intends to use this proxy to vote (i) "FOR" Mr. Freeman, Ms. Needleman and Mr. Rossi, and (ii) "FOR" the candidates who have been nominated by Gannett other than John E. Cody, Stephen W. Coll, and Lawrence S. Kramer, for whom MNG is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by Gannett, and other information about them, can be found in Gannett's proxy statement. There is no assurance that any of the candidates who have been nominated by Gannett will serve as directors if the MNG nominees are elected.

Note: If you do not wish for your shares to be voted "FOR" a particular nominee, mark the "FOR ALL MNG NOMINEES EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more of the candidates who have been nominated by Gannett other than John E. Cody, Stephen W. Coll and Lawrence S. Kramer, by writing the name of such nominee(s) below.

____

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Gannett's proposal to approve, on an advisory basis, the compensation of Gannett's named executive officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature	**Date**	**Signature (if held jointly)**	**Date**

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Vote by Internet

- Log on to the Internet and go to www.OkapiVote.com/GCI
- Follow the steps outlined on the secure website.

Vote by telephone

- At NO CHARGE to you, call toll free (877) 219-9655 within the USA, US territories & Canada any time on a touch tone telephone.

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